EXHIBIT 10.35

                                                                  EXECUTION COPY

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                         SUBSIDIARY GUARANTY AGREEMENT,

                         dated as of November 10, 2005,

                                  by and among

             certain Subsidiaries of CROSS COUNTRY HEALTHCARE, INC.,

                            as Subsidiary Guarantors,

                                   in favor of

                      WACHOVIA BANK, NATIONAL ASSOCIATION,

                             as Administrative Agent




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                                TABLE OF CONTENTS

                                                                           PAGE
                                                                           ----
ARTICLE I DEFINED TERMS.....................................................2
         SECTION 1.1           Definitions..................................2
         SECTION 1.2           Other Definitional Provisions................3

ARTICLE II GUARANTY.........................................................3
         SECTION 2.1           Guaranty.....................................3
         SECTION 2.2           Bankruptcy Limitations on
                                 Subsidiary Guarantors......................3
         SECTION 2.3           Agreements for Contribution..................4
         SECTION 2.4           Nature of Guaranty...........................6
         SECTION 2.5           Waivers......................................7
         SECTION 2.6           Modification of Loan Documents, etc..........7
         SECTION 2.7           Demand by the Administrative Agent...........8
         SECTION 2.8           Remedies.....................................9
         SECTION 2.9           Benefits of Guaranty.........................9
         SECTION 2.10          Termination; Reinstatement...................9
         SECTION 2.11          Payments....................................10

ARTICLE III REPRESENTATIONS AND WARRANTIES.................................10
         SECTION 3.1           Organization; Power; Qualification..........10
         SECTION 3.2           Authorization of Agreement; Enforceability..10
         SECTION 3.3           Compliance of Guaranty with Laws, etc.......10
         SECTION 3.4           Title to Properties.........................11
         SECTION 3.5           Liens.......................................11
         SECTION 3.6           Litigation..................................11
         SECTION 3.7           Solvency....................................11

ARTICLE IV MISCELLANEOUS...................................................11
         SECTION 4.1           Notices.....................................11
         SECTION 4.2           Amendments in Writing.......................12
         SECTION 4.3           Expenses; Indemnification; Waiver of
                                 Consequential Damages, etc................12
         SECTION 4.4           Right of Set-off............................12
         SECTION 4.5           Governing Law; Jurisdiction; Venue;
                                 Service of Process........................13
         SECTION 4.6           Waiver of Jury Trial........................14
         SECTION 4.7           No Waiver by Course of Conduct,
                                 Cumulative Remedies.......................14
         SECTION 4.8           Successors and Assigns......................14
         SECTION 4.9           Survival of Indemnities.....................14
         SECTION 4.10          Titles and Captions.........................15
         SECTION 4.11          Severability of Provisions..................15
         SECTION 4.12          Counterparts................................15
         SECTION 4.13          Integration.................................15
         SECTION 4.14          Advice of Counsel, No Strict Construction...15
         SECTION 4.15          Acknowledgements............................15
         SECTION 4.16          Releases....................................16
         SECTION 4.17          Additional Guarantors.......................16


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         SUBSIDIARY GUARANTY AGREEMENT (as amended, restated, supplemented or otherwise modified, this "Guaranty" or this "Agreement"), dated as of November 10, 2005, is made by certain Subsidiaries of CROSS COUNTRY HEALTHCARE, INC., a Delaware corporation (such Subsidiaries, collectively, the "Subsidiary Guarantors", each, a "Subsidiary Guarantor"), in favor of WACHOVIA BANK, NATIONAL ASSOCIATION, as Administrative Agent (in such capacity, the "Administrative Agent") for the ratable benefit of itself and the financial institutions (the "Lenders") from time to time parties to the Credit Agreement, dated of even date herewith (as amended, restated, supplemented or otherwise modified, the "Credit Agreement"), by and among the Borrower, the Lenders, and the Administrative Agent.

                              STATEMENT OF PURPOSE

         Pursuant to the terms of the Credit Agreement, the Lenders have agreed to make Extensions of Credit to the Borrower upon the terms and subject to the conditions set forth therein.

         The Borrower and the Subsidiary Guarantors, though separate legal entities, comprise one integrated financial enterprise, and all Extensions of Credit to the Borrower will inure, directly or indirectly to the benefit of each of the Subsidiary Guarantors.

         It is a condition precedent to the obligation of the Lenders to make their respective Extensions of Credit to the Borrower under the Credit Agreement that the Subsidiary Guarantors shall have executed and delivered this Guaranty to the Administrative Agent, for the ratable benefit of itself and the Lenders.

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties hereto, and to induce the Administrative Agent and the Lenders to enter into the Credit Agreement and to induce the Lenders to make their respective Extensions of Credit to the Borrower thereunder, the Subsidiary Guarantors hereby agree with the Administrative Agent, for the ratable benefit of itself and the Lenders, as follows:

                                   ARTICLE I

                                  DEFINED TERMS

         SECTION 1.1 Definitions. The following terms when used in this Guaranty shall have the meanings assigned to them below:

         "Additional Guarantor" means each Subsidiary of the Borrower which hereafter becomes a Guarantor pursuant to Section 4.17 hereof and Section 9.11 of the Credit Agreement.

         "Applicable Insolvency Laws" means all Applicable Laws governing bankruptcy, reorganization, arrangement, adjustment of debts, relief of debtors, dissolution, insolvency, fraudulent transfers or conveyances or other similar laws (including, without limitation, 11 U.S.C. Sections 544, 547, 548 and 550 and other "avoidance" provisions of Title 11 of the United States Code, as amended or supplemented).

         "Guaranteed Obligations" has the meaning set forth in Section 2.1.

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         "Guaranty" means this Subsidiary Guaranty Agreement, as amended, restated, supplemented or otherwise modified.

         "Solvent" means, as to each Guarantor on a particular date, that such Guarantor (a) has capital sufficient to carry on its business and transactions and all business and transactions in which it is about to engage and is able to pay its debts as they mature, (b) has assets having a value, both at fair valuation and at present fair saleable value, greater than the amount required to pay its probable liabilities (including contingencies), and (c) does not believe that it will incur debts or liabilities beyond its ability to pay such debts or liabilities as they mature, subject in each case to the first sentence in Section 2.2 hereof.

         SECTION 1.2 Other Definitional Provisions. Capitalized terms used and not otherwise defined in this Guaranty including the preambles and recitals hereof shall have the meanings ascribed to them in the Credit Agreement. In the event of a conflict between capitalized terms defined herein and in the Credit Agreement, the Credit Agreement shall control. The words "hereof," "herein", "hereto" and "hereunder" and words of similar import when used in this Guaranty shall refer to this Guaranty as a whole and not to any particular provision of this Guaranty, and Section references are to this Guaranty unless otherwise specified. The meanings given to terms defined herein shall be equally applicable to both the singular and plural forms of such terms. Where the context requires, terms relating to the Collateral or any part thereof, when used in relation to a Subsidiary Guarantor, shall refer to such Guarantor's Collateral or the relevant part thereof.

                                   ARTICLE II

                                    GUARANTY

         SECTION 2.1 Guaranty. Each Subsidiary Guarantor hereby, jointly and severally with the other Subsidiary Guarantors, unconditionally guarantees to the Administrative Agent for the ratable benefit of itself and the Lenders, and their respective permitted successors, endorsees, transferees and assigns, the prompt payment and performance of all Obligations of the Borrower, whether primary or secondary (whether by way of endorsement or otherwise), whether now existing or hereafter arising, whether or not from time to time reduced or extinguished (except by payment thereof) or hereafter increased or incurred, whether enforceable or unenforceable as against the Borrower, whether or not discharged, stayed or otherwise affected by any Applicable Insolvency Law or proceeding thereunder, whether created directly with the Administrative Agent or any Lender or acquired by the Administrative Agent or any Lender through assignment or endorsement or otherwise, whether matured or unmatured, whether joint or several, as and when the same become due and payable (whether at maturity or earlier, by reason of acceleration, mandatory repayment or otherwise), in accordance with the terms of any such instruments evidencing any such obligations, including all renewals, extensions or modifications thereof (all Obligations of the Borrower, including all of the foregoing being hereafter collectively referred to as the "Guaranteed Obligations").

         SECTION 2.2 Bankruptcy Limitations on Subsidiary Guarantors. Notwithstanding anything to the contrary contained in Section 2.1, it is the intention of each Subsidiary Guarantor and the Lenders that, in any proceeding


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involving the bankruptcy, reorganization, arrangement, adjustment of debts, relief of debtors, dissolution or insolvency or any similar proceeding with respect to any Subsidiary Guarantor or its assets, the amount of such Subsidiary Guarantor's obligations with respect to the Guaranteed Obligations shall be equal to, but not in excess of, the maximum amount thereof not subject to avoidance or recovery by operation of Applicable Insolvency Laws after giving effect to Section 2.3(a). To that end, but only in the event and to the extent that after giving effect to Section 2.3(a) such Subsidiary Guarantor's obligations with respect to the Guaranteed Obligations or any payment made pursuant to such Guaranteed Obligations would, but for the operation of the first sentence of this Section 2.2, be subject to avoidance or recovery in any such proceeding under Applicable Insolvency Laws after giving effect to Section 2.3(a), the amount of such Subsidiary Guarantor's obligations with respect to the Guaranteed Obligations shall be limited to the largest amount which, after giving effect thereto, would not, under Applicable Insolvency Laws, render such Subsidiary Guarantor's obligations with respect to the Guaranteed Obligations unenforceable or avoidable or otherwise subject to recovery under Applicable Insolvency Laws. To the extent any payment actually made pursuant to the Guaranteed Obligations exceeds the limitation of the first sentence of this
Section 2.2 and is otherwise subject to avoidance and recovery in any such proceeding under Applicable Insolvency Laws, the amount subject to avoidance shall in all events be limited to the amount by which such actual payment exceeds such limitation and the Guaranteed Obligations as limited by the first sentence of this Section 2.2 shall in all events remain in full force and effect and be fully enforceable against such Subsidiary Guarantor. The first sentence of this Section 2.2 is intended solely to preserve the rights of the Administrative Agent hereunder against such Subsidiary Guarantor in such proceeding to the maximum extent permitted by Applicable Insolvency Laws and neither such Subsidiary Guarantor, the Borrower, any other Subsidiary Guarantor nor any other Person shall have any right or claim under such sentence that would not otherwise be available under Applicable Insolvency Laws in such proceeding.

         SECTION 2.3 Agreements for Contribution.

         (a) The Subsidiary Guarantors hereby agree among themselves that, if any Subsidiary Guarantor shall make an Excess Payment (as defined below), such Subsidiary Guarantor shall have a right of contribution from each other Subsidiary Guarantor in an amount equal to such other Subsidiary Guarantor's Contribution Share (as defined below) of such Excess Payment. The payment obligations of any Subsidiary Guarantor under this Section 2.3(a) shall be subordinate and subject in right of payment to the Guaranteed Obligations until such time as the Guaranteed Obligations have been paid in full, and none of the Subsidiary Guarantors shall exercise any right or remedy under this Section 2.3(a) against any other Subsidiary Guarantor until such Guaranteed Obligations have been paid in full. For purposes of this Section 2.3(a), (a) "Excess Payment" shall mean the amount paid by any Subsidiary Guarantor in excess of its Ratable Share of any Guaranteed Obligations; (b) "Ratable Share" shall mean, for any Subsidiary Guarantor in respect of any payment of Guaranteed Obligations, the ratio (expressed as a percentage) as of the date of such payment of Guaranteed Obligations of (i) the amount by which the aggregate present fair salable value of all of its assets and properties exceeds the amount of all debts and liabilities of such Subsidiary Guarantor (including probable contingent, subordinated, unmatured, and unliquidated liabilities, but excluding


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the obligations of such Subsidiary Guarantor hereunder) to (ii) the amount by which the aggregate present fair salable value of all assets and other properties of all of the Subsidiary Guarantors exceeds the amount of all of the debts and liabilities (including probable contingent, subordinated, unmatured, and unliquidated liabilities, but excluding the obligations of the Subsidiary Guarantors hereunder) of the Subsidiary Guarantors; provided, however, that, for purposes of calculating the Ratable Shares of the Subsidiary Guarantors in respect of any payment of Guaranteed Obligations, any Subsidiary Guarantor that became a Subsidiary Guarantor subsequent to the date of any such payment shall be deemed to have been a Subsidiary Guarantor on the date of such payment and the financial information for such Subsidiary Guarantor as of the date such Subsidiary Guarantor became a Subsidiary Guarantor shall be utilized for such Subsidiary Guarantor in connection with such payment; and (c) "Contribution Share" shall mean, for any Subsidiary Guarantor in respect of any Excess Payment made by any other Subsidiary Guarantor, the ratio (expressed as a percentage) as of the date of such Excess Payment of (i) the amount by which the aggregate present fair salable value of all of its assets and properties exceeds the amount of all debts and liabilities of such Subsidiary Guarantor (including probable contingent, subordinated, unmatured, and unliquidated liabilities, but excluding the obligations of such Subsidiary Guarantor hereunder) to (ii) the amount by which the aggregate present fair salable value of all assets and other properties of the Subsidiary Guarantors other than the maker of such Excess Payment exceeds the amount of all of the debts and liabilities (including probable contingent, subordinated, unmatured, and unliquidated liabilities, but excluding the obligations of the Subsidiary Guarantors) of the Subsidiary Guarantors other than the maker of such Excess Payment; provided, however, that, for purposes of calculating the Contribution Shares of the Subsidiary Guarantors in respect of any Excess Payment, any Subsidiary Guarantor that became a Subsidiary Guarantor subsequent to the date of any such Excess Payment shall be deemed to have been a Subsidiary Guarantor on the date of such Excess Payment and the financial information for such Subsidiary Guarantor as of the date such Subsidiary Guarantor became a Subsidiary Guarantor shall be utilized for such Subsidiary Guarantor in connection with such Excess Payment. Each of the Subsidiary Guarantors recognizes and acknowledges that the rights to contribution arising hereunder shall constitute an asset in favor of the party entitled to such contribution. This Section 2.3 shall not be deemed to affect any right of subrogation, indemnity, reimbursement or contribution that any Subsidiary Guarantor may have under Applicable Law against the Borrower in respect of any payment of Guaranteed Obligations.

         (b) No Subrogation. Notwithstanding any payment or payments by any of the Subsidiary Guarantors hereunder, or any set-off or application of funds of any of the Subsidiary Guarantors by the Administrative Agent or any Lender, or the receipt of any amounts by the Administrative Agent or any Lender with respect to any of the Guaranteed Obligations, none of the Subsidiary Guarantors shall be entitled to be subrogated to any of the rights of the Administrative Agent or any Lender against the Borrower or the other Subsidiary Guarantors or against any collateral security held by the Administrative Agent or any Lender for the payment of the Guaranteed Obligations nor shall any of the Subsidiary Guarantors seek any reimbursement from the Borrower or any of the other Subsidiary Guarantors in respect of payments made by such Subsidiary Guarantor in connection with the Guaranteed Obligations, until all amounts owing to the Administrative Agent and the Lenders on account of the Guaranteed Obligations are paid in full and the Commitments are terminated. If any amount shall be paid to any Subsidiary Guarantor on account of such subrogation rights at any time when all of the Guaranteed Obligations shall not have been paid in full, such amount shall be held by such Subsidiary Guarantor in trust for the Administrative Agent, segregated from other funds of such Subsidiary Guarantor, and shall, forthwith upon receipt by such Subsidiary Guarantor, be turned over to the Administrative Agent in the exact form received by such Subsidiary


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Guarantor (duly endorsed by such Subsidiary Guarantor to the Administrative
Agent, if required) to be applied against the Guaranteed Obligations, whether matured or unmatured, in such order as set forth in the Credit Agreement.

         SECTION 2.4 Nature of Guaranty.

         (a) Each Subsidiary Guarantor agrees that this Guaranty is a continuing, unconditional guaranty of payment and performance and not of collection, and that its obligations under this Guaranty shall be primary, absolute and unconditional, irrespective of, and unaffected by:

                  (i) the genuineness, validity, regularity, enforceability or any future amendment of, or change in, the Credit Agreement or any other Loan Document or any other agreement, document or instrument to which the Borrower or any Subsidiary Guarantor is or may become a party;

                  (ii) the absence of any action to enforce this Guaranty, the Credit Agreement or any other Loan Document or the waiver or consent by the Administrative Agent or any Lender with respect to any of the provisions of this Guaranty, the Credit Agreement or any other Loan Document;

                  (iii) the existence, value or condition of, or failure to perfect its Lien against, any security for or other guaranty of the Guaranteed Obligations or any action, or the absence of any action, by the Administrative Agent or any Lender in respect of such security or guaranty (including, without limitation, the release of any such security or guaranty); or

                  (iv) any other action or circumstances which might otherwise constitute a legal or equitable discharge or defense of a surety or guarantor;

it being agreed by each Subsidiary Guarantor that, subject to the first sentence of Section 2.2, its obligations under this Guaranty shall not be discharged until the final indefeasible payment and performance, in full, of the Guaranteed Obligations and the termination of the Commitments.

         (b) Each Subsidiary Guarantor represents, warrants and agrees that its obligations under this Guaranty are not and shall not be subject to any counterclaims, offsets or defenses of any kind (other than the defense of payment) against the Administrative Agent, the Lenders or the Borrower whether now existing or which may arise in the future, except as provided in the Loan Documents.

         (c) Each Subsidiary Guarantor hereby agrees and acknowledges that the Guaranteed Obligations, and any of them, shall conclusively be deemed to have been created, contracted or incurred, or renewed, extended, amended or waived, in reliance upon this Guaranty, and all dealings between the Borrower and any of the Subsidiary Guarantors, on the one hand, and the Administrative Agent and the Lenders, on the other hand, likewise shall be conclusively presumed to have been had or consummated in reliance upon this Guaranty.

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         SECTION 2.5 Waivers. To the extent permitted by law, each Subsidiary
Guarantor expressly waives all of the following rights and defenses (and agrees not to take advantage of or assert any such right or defense):

         (a) any rights it may now or in the future have under any statute (including, without limitation, North Carolina General Statutes Section 26-7, et seq. or similar law), or at law or in equity, or otherwise, to compel the Administrative Agent or any Lender to proceed in respect of the Obligations against the Borrower or any other Person or against any security for or other guaranty of the payment and performance of the Guaranteed Obligations before proceeding against, or as a condition to proceeding against, such Subsidiary Guarantor;

         (b) any defense based upon the failure of the Administrative Agent or any Lender to commence an action in respect of the Guaranteed Obligations against the Borrower, such Subsidiary Guarantor, any other guarantor or any other Person or any security for the payment and performance of the Guaranteed Obligations;

         (c) any right to insist upon, plead or in any manner whatever claim or take the benefit or advantage of, any appraisal, valuation, stay, extension, marshalling of assets or redemption laws, or exemption, whether now or at any time hereafter in force, which may delay, prevent or otherwise affect the performance by such Subsidiary Guarantor of its obligations under, or the enforcement by the Administrative Agent or the Lenders of this Guaranty;

         (d) any right of diligence, presentment, demand, protest and notice (except as specifically required herein) of whatever kind or nature with respect to any of the Guaranteed Obligations and waives, to the extent permitted by Applicable Laws, the benefit of all provisions of law which are or might be in conflict with the terms of this Guaranty;

         (e) any structured change in, restructuring of or other similar change of the Borrower or any of its Subsidiaries; and

         (f) any and all right to notice of the creation, renewal, extension or accrual of any of the Obligations and notice of or proof of reliance by the Administrative Agent or any Lender upon, or acceptance of, this Guaranty.

         Each Subsidiary Guarantor agrees that any notice or directive given at any time to the Administrative Agent or any Lender which is inconsistent with any of the foregoing waivers shall be null and void and may be ignored by the Administrative Agent or such Lender, and, in addition, may not be pleaded or introduced as evidence in any litigation relating to this Guaranty for the reason that such pleading or introduction would be at variance with the written terms of this Guaranty, unless the Administrative Agent and the Required Lenders have specifically agreed otherwise in writing. The foregoing waivers are of the essence of the transaction contemplated by the Credit Agreement and the other Loan Documents and, but for this Guaranty and such waivers, the Administrative Agent and Lenders would decline to enter into the Credit Agreement and the other Loan Documents.

         SECTION 2.6 Modification of Loan Documents, etc. Neither the Administrative Agent nor any Lender shall incur any liability to any Subsidiary


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Guarantor as a result of any of the following, and none of the following shall impair or release this Guaranty or any of the obligations of any Subsidiary Guarantor under this Guaranty:

         (a) any change or extension of the manner, place or terms of payment of, or renewal or alteration of all or any portion of, the Guaranteed Obligations;

         (b) any action under or in respect of the Credit Agreement or the other Loan Documents in the exercise of any remedy, power or privilege contained therein or available to any of them at law, in equity or otherwise, or waiver or refraining from exercising any such remedies, powers or privileges;

         (c) any amendment to, or modification of, in any manner whatsoever, the Loan Documents;

         (d) any extension or waiver of the time for performance by any Subsidiary Guarantor, any other guarantor, the Borrower or any other Person of, or compliance with, any term, covenant or agreement on its part to be performed or observed under a Loan Document, or waiver of such performance or compliance or consent to a failure of, or departure from, such performance or compliance;

         (e) the taking and holding security or collateral for the payment of the Guaranteed Obligations or the sale, exchange, release, disposal of, or other dealing with, any property pledged, mortgaged or conveyed, or in which the Administrative Agent or the Lenders have been granted a Lien, to secure any Indebtedness of any Subsidiary Guarantor, any other guarantor or the Borrower to the Administrative Agent or the Lenders;

         (f) the release of anyone who may be liable in any manner for the payment of any amounts owed by any Subsidiary Guarantor, any other guarantor or the Borrower to the Administrative Agent or any Lender;

         (g) any modification or termination of the terms of any intercreditor or subordination agreement pursuant to which claims of other creditors of any Subsidiary Guarantor, any other guarantor or the Borrower are subordinated to the claims of the Administrative Agent or any Lender; or

         (h) any application of any sums by whomever paid or however realized to any Guaranteed Obligations owing by any Subsidiary Guarantor, any other guarantor or the Borrower to the Administrative Agent or any Lender in such manner as the Administrative Agent or any Lender shall determine in its reasonable discretion.

         SECTION 2.7 Demand by the Administrative Agent. In addition to the terms set forth in this Article II and in no manner imposing any limitation on such terms, if all or any portion of the then outstanding Guaranteed Obligations are declared to be immediately due and payable, then the Subsidiary Guarantors shall, upon demand in writing therefor by the Administrative Agent to the Subsidiary Guarantors, pay all or such portion of the outstanding Guaranteed Obligations due hereunder then declared due and payable.

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         SECTION 2.8 Remedies. Upon the occurrence and during the continuance of any Event of Default, with the consent of the Required Lenders, the Administrative Agent may, or upon the request of the Required Lenders, the Administrative Agent shall, enforce against the Subsidiary Guarantors their obligations and liabilities hereunder and exercise such other rights and remedies as may be available to the Administrative Agent hereunder, under the Credit Agreement or the other Loan Documents or otherwise.

         SECTION 2.9 Benefits of Guaranty. The provisions of this Guaranty are for the benefit of the Administrative Agent and the Lenders and their respective permitted successors, transferees, endorsees and assigns, and nothing herein contained shall impair, as between the Borrower, the Administrative Agent and the Lenders, the obligations of the Borrower under the Loan Documents. In the event all or any part of the Obligations are transferred, endorsed or assigned by the Administrative Agent or any Lender to any Person or Persons as permitted under the Credit Agreement, any reference to an "Administrative Agent", or "Lender" herein shall be deemed to refer equally to such Person or Persons.

         SECTION 2.10 Termination; Reinstatement.

         (a) Subject to clause (c) below, this Guaranty shall remain in full force and effect until all the Guaranteed Obligations and all the obligations of the Subsidiary Guarantors shall have been paid in full and the Commitments terminated.

         (b) No payment made by the Borrower, any Subsidiary Guarantor, or any other Person received or collected by the Administrative Agent or any Lender from the Borrower, any Subsidiary Guarantor, or any other Person by virtue of any action or proceeding or any set-off or appropriation or application at any time or from time to time in reduction of or in payment of the Guaranteed Obligations shall be deemed to modify, reduce, release or otherwise affect the liability of any Subsidiary Guarantor hereunder which shall, notwithstanding any such payment (other than any payment made by such Subsidiary Guarantor in respect of the obligations of the Subsidiary Guarantors or any payment received or collected from such Subsidiary Guarantor in respect of the obligations of the Subsidiary Guarantors), remain liable for the obligations of the Subsidiary Guarantors up to the maximum liability of such Subsidiary Guarantor hereunder until the Guaranteed Obligations and all the obligations of the Subsidiary Guarantors shall have been paid in full and the Commitments terminated.

         (c) Each Subsidiary Guarantor agrees that, if any payment made by the Borrower or any other Person applied to the Guaranteed Obligations is at any time annulled, set aside, rescinded, invalidated, declared to be fraudulent or preferential or otherwise required to be refunded or repaid, or is repaid in whole or in part pursuant to a good faith settlement of a pending or threatened claim, or the proceeds of any Collateral are required to be refunded by the Administrative Agent or any Lender to the Borrower, its estate, trustee, receiver or any other Person, including, without limitation, any Subsidiary Guarantor, under any Applicable Law or equitable cause, then, to the extent of such payment or repayment, each Subsidiary Guarantor's liability hereunder (and any Lien or Collateral securing such liability) shall be and remain in full force and effect, as fully as if such payment had never been made, and, if prior thereto, this Guaranty shall have been canceled or surrendered (and if any Lien or Collateral securing such Subsidiary Guarantor's liability hereunder shall have been released or terminated by virtue of such cancellation or surrender), this Guaranty (and such Lien or Collateral) shall be reinstated in full force


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and effect, and such prior cancellation or surrender shall not diminish, release, discharge, impair or otherwise affect the obligations of such Subsidiary Guarantor in respect of the amount of such payment (or any Lien or Collateral securing such obligation).

         SECTION 2.11 Payments. Payments by the Subsidiary Guarantors shall be made to the Administrative Agent, to be credited and applied to the Guaranteed Obligations in accordance with the terms of the Credit Agreement, in immediately available Dollars to an account designated by the Administrative Agent or at the Administrative Agent's Office or at any other address that may be specified in writing from time to time by the Administrative Agent.

                                  ARTICLE III

                         REPRESENTATIONS AND WARRANTIES

         To induce the Administrative Agent and the Lenders to make any Extensions of Credit, each Subsidiary Guarantor hereby represents and warrants that:

         SECTION 3.1 Organization; Power; Qualification. Such Subsidiary Guarantor is duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or formation, has the power and authority to own its properties and to carry on its business as now being conducted and is duly qualified and authorized to do business in each jurisdiction in which the character of its properties or the nature of its business requires such qualification and authorization except in jurisdictions where the failure to be so qualified or in good standing could not reasonably be expected to have a Material Adverse Effect.

         SECTION 3.2 Authorization of Agreement; Enforceability. Such Subsidiary Guarantor has the right, power and authority and has taken all necessary corporate and other action to authorize the execution, delivery and performance of this Guaranty in accordance with its terms. This Guaranty has been duly executed and delivered by the duly authorized officers of the Subsidiary Guarantor and constitutes the legal, valid and binding obligation of such Subsidiary Guarantor, enforceable in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar state or federal debtor relief laws from time to time in effect which affect the enforcement of creditors' rights in general and the availability of equitable remedies.

         SECTION 3.3 Compliance of Guaranty with Laws, etc. The execution, delivery and performance by such Subsidiary Guarantor of this Guaranty, in accordance with its terms, does not and will not, by the passage of time, the giving of notice or otherwise, (i) require any Governmental Approval or violate any Applicable Law relating to such Subsidiary Guarantor where the failure to obtain such Governmental Approval could reasonably be expect to have a Material Adverse Effect, (ii) conflict with, result in a breach of or constitute a default under the articles of incorporation, bylaws or other organizational documents of such Subsidiary Guarantor which could reasonably be expected to have a Material Adverse Effect, (iii) conflict with, result in a breach of or constitute a default under any indenture, agreement or other instrument to which such Subsidiary Guarantor is a party or by which any of its properties may be bound or any Governmental Approval relating to such Subsidiary Guarantor which could reasonably be expected to have a Material Adverse Effect, (iv) result in or require the creation or imposition of any Lien upon or with respect to any property now owned or hereafter acquired by such Subsidiary Guarantor other than Liens arising under the Loan Documents or (v) require any consent or authorization of, filing with, or other act in respect of, an arbitrator or Governmental Authority and no consent of any other Person is required in connection with the execution, delivery, performance, validity or enforceability of this Guaranty other than consents for which the failure to obtain could not reasonably be expected to have a Material Adverse Effect.

         SECTION 3.4 Title to Properties. Such Subsidiary Guarantor has such title to the real property owned or leased by it as is necessary or desirable to the conduct of its business and valid and legal title to all of its material personal property and assets, including, but not limited to, those reflected on the balance sheets of the Borrower and its Subsidiaries delivered pursuant to
Section 8.1 of the Credit Agreement, except those which have been disposed of by such Subsidiary Guarantor subsequent to the date of such balance sheets which dispositions have been in the ordinary course of business or as otherwise expressly permitted under the terms of the Credit Agreement.

         SECTION 3.5 Liens. None of the properties and assets of such Subsidiary Guarantor is subject to any Lien, except Permitted Liens under the terms of the Credit Agreement. Except as set forth on Schedule 11.2 of the Credit Agreement, no financing statement under the Uniform Commercial Code of any state which names such Subsidiary Guarantor or any of its respective trade names or divisions as debtor and which has not been terminated, has been filed in any state or other jurisdiction and such Subsidiary Guarantor has not signed any such financing statement or any security agreement authorizing any secured party thereunder to file any such financing statement, except to perfect those Permitted Liens.

         SECTION 3.6 Litigation. Except for matters existing on the Closing Date and set forth on Schedule 7.1(u) to the Credit Agreement, there are no actions, suits or proceedings pending nor, to the knowledge of such Subsidiary Guarantor, threatened against or in any other way relating adversely to or affecting such Subsidiary Guarantor or any of their respective properties in any court or before any arbitrator of any kind or before or by any Governmental Authority that (i) has or could reasonably be expected to have a Material Adverse Effect, or (ii) materially adversely affects any transaction contemplated by this Guaranty or the Loan Documents.

         SECTION 3.7 Solvency. As of the Closing Date (or such later date upon which such Subsidiary Guarantor became a party hereto) such Subsidiary Guarantor is Solvent.

                                   ARTICLE IV

                                  MISCELLANEOUS

         SECTION 4.1 Notices. All notices and communications hereunder shall be given to the addresses and otherwise made in accordance with Section 14.1 of the Credit Agreement; provided that notices and communications to the Subsidiary Guarantors shall be directed to the Subsidiary Guarantors, at the address of the Borrower set forth in Section 14.1 of the Credit Agreement.

         SECTION 4.2 Amendments in Writing. None of the terms or provisions of this Guaranty may be waived, amended, supplemented or otherwise modified except in accordance with Section 14.2 of the Credit Agreement.

         SECTION 4.3 Expenses; Indemnification; Waiver of Consequential Damages, etc.

         (a) Each Subsidiary Guarantor agrees to pay or reimburse each Lender and the Administrative Agent for all its costs and expenses incurred in connection with enforcing or preserving any rights under this Guaranty and the other Loan Documents to which such Subsidiary Guarantor is a party, including, without limitation, the reasonable fees and disbursements of counsel (including the allocated fees and expenses of in-house counsel) to each Lender and of counsel to the Administrative Agent.

         (b) Each Subsidiary Guarantor agrees to pay, and to save the Administrative Agent and the Lenders harmless from, any and all liabilities with respect to, or resulting from, any such Subsidiary Guarantor's delay in paying, any and all stamp, excise, sales or other taxes which may be payable or determined to be payable in connection with any of the transactions contemplated by this Guaranty.

         (c) Each Subsidiary Guarantor agrees to pay, and to save the Administrative Agent and the Lenders harmless from any and all liabilities, obligations, losses, damages, penalties, costs and expenses in connection with actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever with respect to the execution, delivery, enforcement, performance and administration of this Guaranty to the extent the Borrower would be required to do so pursuant to Section 14.3 of the Credit Agreement.

         (d) To the fullest extent permitted by Applicable Law, each Subsidiary Guarantor shall not assert, and hereby waives, any claim against any indemnitee, on any theory of liability, for special, indirect, consequential or punitive damages (as opposed to direct or actual damages) arising out of, in connection with, or as a result of, this Guaranty, any other Loan Document or any agreement or instrument contemplated hereby or the transactions contemplated hereby or thereby. No indemnitee referred to in this Section 4.3 shall be liable for any damages arising from the use by unintended recipients of any information or other materials distributed by it through telecommunications, electronic or other information transmission systems in connection with this Guaranty or the other Loan Documents or the transactions contemplated hereby or thereby; provided that such Indemnitee has utilized such usual and customary security procedures with any such information or other materials as it would utilize for its own similar information and materials.

         (e) All amounts due under this Section shall be payable promptly after demand therefor.

         SECTION 4.4 Right of Set-off. If an Event of Default shall have occurred and be continuing under Section 14.4 of the Credit Agreement, each Lender, the Issuing Lender, the Swingline Lender and each of their respective Affiliates is hereby authorized at any time and from time to time, to the fullest extent permitted by Applicable Law, to set-off and apply any and all deposits (general or special, time or demand, provisional or final, in whatever currency) at any time held and other obligations (in whatever currency) at any time owing by such Lender, the Issuing Lender, the Swingline Lender or any such Affiliate to or for the credit or the account of each Subsidiary Guarantor against any and all of the Guaranteed Obligations of such Subsidiary Guarantor now or hereafter existing under this Agreement or any other Loan Document to such Lender, the Issuing Lender or the Swingline Lender, irrespective of whether or not such Lender, the Issuing Lender or the Swingline Lender shall have made any demand under this Agreement or any other Loan Document and although such Guaranteed Obligations of such Subsidiary Guarantor may be contingent or unmatured or are owed to a branch or office of such Lender, the Issuing Lender or the Swingline Lender different from the branch or office holding such deposit or other obligation. The rights of each Lender, the Issuing Lender, the Swingline Lender and their respective Affiliates under this Section are in addition to other rights and remedies (including other rights of setoff) that such Lender, the Issuing Lender, the Swingline Lender or their respective Affiliates may have. Each Lender, the Issuing Lender and the Swingline Lender agrees to notify such Subsidiary Guarantor promptly after any such setoff and application; provided that the failure to give such notice shall not affect the validity of such setoff and application.

         SECTION 4.5 Governing Law; Jurisdiction; Venue; Service of Process.

         (a) Governing Law. This Guaranty shall be governed by, and construed in accordance with, the law of the State of New York, without reference to the conflicts or choice of law principles thereof.

         (b) Submission to Jurisdiction. Each Subsidiary Guarantor irrevocably and unconditionally submits, for itself and its property, to the nonexclusive jurisdiction of the courts of the State of New York sitting in the Borough of Manhattan and of the United States District Court of the Borough of Manhattan, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Guaranty or any other Loan Document, or for recognition or enforcement of any judgment, and each of the parties hereto irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York State court or, to the fullest extent permitted by applicable law, in such Federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Guaranty or in any other Loan Document shall affect any right that the Administrative Agent or any Lender may otherwise have to bring any action or proceeding relating to this Guaranty or any other Loan Document against any Subsidiary Guarantor or its properties in the courts of any jurisdiction.

         (c) Waiver of Venue. Each Subsidiary Guarantor irrevocably and unconditionally waives, to the fullest extent permitted by applicable law, any objection that it may now or hereafter have to the laying of venue of any action or proceeding arising out of or relating to this Guaranty or any other Loan Document in any court referred to in paragraph (b) of this Section. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by applicable law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

         (d) Service of Process. Each party hereto irrevocably consents to service of process in the manner provided for notices in Section 14.1 of the Credit Agreement. Nothing in this Guaranty will affect the right of any party hereto to serve process in any other manner permitted by applicable law.

         SECTION 4.6 Waiver of Jury Trial.

         (a) EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS GUARANTY OR ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO
(A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PERSON HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PERSON WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS GUARANTY AND THE OTHER LOAN DOCUMENTS BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

         SECTION 4.7 No Waiver by Course of Conduct, Cumulative Remedies. Neither the Administrative Agent nor any Lender shall by any act (except by a written instrument pursuant to Section 4.2), delay, indulgence, omission or otherwise be deemed to have waived any right or remedy hereunder or to have acquiesced in any Default or Event of Default. No failure to exercise, nor any delay in exercising on the part of the Administrative Agent or any Lender, any right, power or privilege hereunder shall operate as a waiver thereof. No single or partial exercise of any right, power or privilege hereunder shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege. A waiver by the Administrative Agent or any Lender of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which the Administrative Agent or such Lender would otherwise have on any future occasion. The rights and remedies herein provided are cumulative, may be exercised singly or concurrently and are not exclusive of any other rights or remedies provided by law.

         SECTION 4.8 Successors and Assigns. This Guaranty shall be binding upon the successors and assigns of each Subsidiary Guarantor and shall inure to the benefit of each Subsidiary Guarantor (and shall bind all Persons who become bound as a Subsidiary Guarantor under this Guaranty), the Administrative Agent and the Lenders and their successors and assigns; provided, that no Subsidiary Guarantor may assign, transfer or delegate any of its rights or obligations under this Guaranty without the prior written consent of the Administrative Agent and the Lenders unless such transaction is expressly permitted under the Credit Agreement.

         SECTION 4.9 Survival of Indemnities. Notwithstanding any termination of this Guaranty, the indemnities to which the Administrative Agent and the Lenders are entitled under the provisions of Section 4.3 and any other provision of this Guaranty and the other Loan Documents shall continue in full force and effect and shall protect the Administrative Agent and the Lenders against events arising after such termination as well as before.

         SECTION 4.10 Titles and Captions. Titles and captions of Articles, Sections and subsections in, and the table of contents of, this Guaranty are for convenience only, and neither limit nor amplify the provisions of this Guaranty.

         SECTION 4.11 Severability of Provisions. Any provision of this Guaranty or any other Loan Document which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective only to the extent of such prohibition or unenforceability without invalidating the remainder of such provision or the remaining provisions hereof or thereof or affecting the validity or enforceability of such provision in any other jurisdiction.

         SECTION 4.12 Counterparts. This Guaranty may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and shall be binding upon all parties, their successors and assigns, and all of which taken together shall constitute one and the same agreement.

         SECTION 4.13 Integration. This Guaranty comprises the complete and integrated agreement of the parties on the subject matter hereof and thereof and supersedes all prior agreements, written or oral, on such subject matter. In the event of any conflict between the provisions of this Guaranty and those of any other Loan Document, the provisions of the Credit Agreement shall control; provided, that any provision of the any other Loan Document which imposes additional burdens on any Subsidiary Guarantor or further restricts the rights of any Subsidiary Guarantor or gives the Administrative Agent or Lenders additional rights shall not be deemed to be in conflict or inconsistent with this Guaranty and shall be given full force and effect.

         SECTION 4.14 Advice of Counsel, No Strict Construction. Each of the parties represents to each other party hereto that it has discussed this Guaranty with its counsel. The parties hereto have participated jointly in the negotiation and drafting of this Guaranty. In the event an ambiguity or question of intent or interpretation arises, this Guaranty shall be construed as if drafted jointly by the parties hereto and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provisions of this Guaranty.

         SECTION 4.15 Acknowledgements. Each Guarantor hereby acknowledges that:

         (a) neither the Administrative Agent nor any Lender has any fiduciary relationship with or duty to any Subsidiary Guarantor arising out of or in connection with this Guaranty or any of the other Loan Documents, and the relationship between the Subsidiary Guarantors, on the one hand, and the Administrative Agent and Lenders, on the other hand, in connection herewith or therewith is solely that of debtor and creditor; and

         (b) no joint venture is created hereby or by the other Loan Documents or otherwise exists by virtue of the transactions contemplated hereby among the Lenders or among the Guarantors and the Lenders.

         SECTION 4.16 Releases. At such time as the Guaranteed Obligations shall have been paid in full and the Commitments have been terminated, this Guaranty and all obligations (other than those expressly stated to survive such termination) of the Administrative Agent and each Subsidiary Guarantor hereunder shall terminate, all without delivery of any instrument or performance of any act by any party.

         SECTION 4.17 Additional Guarantors. Each Subsidiary of the Borrower that is required to become a party to this Guaranty pursuant to Section 9.11 of the Credit Agreement shall become a Subsidiary Guarantor for all purposes of this Guaranty upon execution and delivery by such Subsidiary of a supplement in form and substance satisfactory to the Administrative Agent.

                           [Signature Pages to Follow]

         IN WITNESS WHEREOF, each of the Subsidiary Guarantors has executed and delivered this Guaranty under seal by their duly authorized officers, all as of the day and year first above written.

                                          ASSIGNMENT AMERICA, INC., as
                                          Grantor and Issuer


                                          By: /s/ Daniel Lewis
                                              ------------------------------
                                               Name: Daniel Lewis
                                                     -----------------------
                                               Title: Assistant Treasurer
                                                      ----------------------


                                          CROSS COUNTRY TRAVCORPS, INC., as
                                          Grantor and Issuer


                                          By: /s/ Joseph A. Boshart
                                              ------------------------------
                                               Name: Joseph A. Boshart
                                                     -----------------------
                                               Title: Vice President
                                                      ----------------------


                                          CROSS COUNTRY LOCAL, INC., as
                                          Grantor and Issuer


                                          By: /s/ Daniel Lewis
                                              ------------------------------
                                               Name: Daniel Lewis
                                                     -----------------------
                                               Title: Assistant Treasurer
                                                      ----------------------


                           [Signature Pages Continue]

                                          NOVAPRO, INC., as Grantor and Issuer


                                          By: /s/ Daniel Lewis
                                              ----------------------------------
                                               Name: Daniel Lewis
                                                     ---------------------------
                                               Title: Assistant Treasurer
                                                      --------------------------


                                          TVCM, INC., as Grantor and Issuer


                                          By: /s/ Daniel Lewis
                                              ----------------------------------
                                               Name: Daniel Lewis
                                                     ---------------------------
                                               Title: Assistant Treasurer
                                                      --------------------------


                                          CC STAFFING, INC., as
                                          Grantor and Issuer


                                          By: /s/ Emil Hensel
                                              ----------------------------------
                                               Name: Emil Hensel
                                                     ---------------------------
                                               Title: President
                                                      --------------------------


                                          CROSS COUNTRY CONSULTING, INC., as
                                          Grantor and Issuer


                                          By: /s/ Daniel Lewis
                                              ----------------------------------
                                               Name: Daniel Lewis
                                                     ---------------------------
                                               Title: /s/ Assistant Treasurer
                                                      --------------------------


                                          CEJKA SEARCH, INC., as
                                          Grantor and Issuer


                                          By: /s/ Daniel Lewis
                                              ----------------------------------
                                               Name: Daniel Lewis
                                                     ---------------------------
                                               Title: Assistant Treasurer
                                                      --------------------------


                           [Signature Pages Continue]

                                          CLINFORCE, INC., as Grantor and Issuer


                                          By: /s/ Emil Hensel
                                              ----------------------------------
                                               Name: Emil Hensel
                                                     ---------------------------
                                               Title: Vice President
                                                      --------------------------


                                          CROSS COUNTRY EDUCATION, INC., as
                                          Grantor and Issuer


                                          By: /s/ Joseph A. Boshart
                                              ----------------------------------
                                               Name: Joseph A. Boshart
                                                     ---------------------------
                                               Title: Vice President
                                                      --------------------------


                                          MEDSTAFF, INC., as Grantor and Issuer


                                          By: /s/ Joseph A. Boshart
                                              ----------------------------------
                                               Name: Joseph A. Boshart
                                                     ---------------------------
                                               Title: Chief Executive Officer
                                                      --------------------------


                                          CROSS COUNTRY CAPITAL, INC., as
                                          Grantor and Issuer


                                          By: /s/ Emil Hensel
                                              ----------------------------------
                                               Name: Emil Hensel
                                                     ---------------------------
                                               Title: Vice President
                                                      --------------------------


                                          HEALTHSTAFFERS, INC., as
                                          Grantor and Issuer


                                          By: /s/ Joseph A. Boshart
                                              ----------------------------------
                                               Name: Joseph A. Boshart
                                                     ---------------------------
                                               Title: Chief Executive Officer
                                                      --------------------------



                           [Signature Pages Continue]

                                          MCVT, INC., as Grantor and Issuer


                                          By: /s/ Emil Hensel
                                              ----------------------------------
                                               Name: Emil Hensel
                                                     ---------------------------
                                               Title: /s/ Vice President &
                                                      Chief Financial  Officer
                                                      --------------------------



                           [Signature Pages Continue]

                                          WACHOVIA BANK, NATIONAL ASSOCIATION
                                          as Administrative Agent


                                          By:/s/ Richard L. Nelson
                                             -----------------------------------
                                          Name: Richard L. Nelson
                                                --------------------------------
                                          Title: Vice President
                                                 -------------------------------